SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):      August 27, 2000
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                                RMS TITANIC, INC.
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               (Exact name of registrant as specified in charter)



        FLORIDA                    000-24452                  59-2753162
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(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                File Number)            Identification No.)


401 CORBETT ST., SUITE 470    CLEARWATER, FLORIDA                      33756
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone Number, including area code      (727) 443-1912
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. Other Events

     On August 27, 2000, the Board of Directors terminated the services of G. Michael Harris, including his duties as Executive Vice President, Chief Operating Officer, and Secretary because of his wrongful conduct. Mr. Harris wrongfully caused monies belonging to the Registrant to be appropriated for his own benefit. Payments from the Registrant's operating account were made, amongst other things, for payment of a personal loan of Mr. Harris. Registrant has retained outside independent counsel to continue to investigate Mr. Harris' conduct. The Company will initiate appropriate proceedings to have all monies recovered that were wrongfully appropriated by Mr. Harris.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     RMS TITANIC, INC.


Date:  September 6, 2000                    By:      /s/ Arnie Geller
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                                                         Arnie Geller
                                                         President




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